NEW CONSULTANT ACCUMULATOR VARIABLE UNIVERSAL LIFE

NEW CONSULTANT PROTECTOR VARIABLE UNIVERSAL LIFE

Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

Through

WILTON REASSURANCE LIFE CO OF NEW YORK

VARIABLE LIFE SEPARATE ACCOUNT A

Supplement dated September 23, 2022

to the

Prospectus dated May 1, 2022

The Appendix is updated to include the following:

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses
Long-term capital appreciation.	Invesco VI American Value Fund - Series I Invesco Advisers, Inc.	0.88

This Supplement amends the above referenced Prospectus offered by Wilton Reassurance Life Company of New York. Please keep this Supplement for future reference together with your Prospectus. All capitalized terms have the same meaning as those included in the Prospectus.